5

                       COMMUNITY TRUST BANCORP, INC.

                           346 North Mayo Trail
                         Pikeville, Kentucky 41501

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 25, 2000

   The Annual Meeting of Shareholders of Community Trust Bancorp, Inc. will be held at the Community Trust Bank, 346 North Mayo Trail, Pikeville, Kentucky, on Tuesday, April 25, 2000 at 10:00 a.m., local time, for the following purposes:

   1. To elect a Board of eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

   2.  To ratify and approve the appointment of Deloitte & Touche
       LLP as the Company's Independent Certified Public Accountants for the fiscal year ending December 31, 2000.

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only those holders of stock of record at the close of business on February 29, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

   The Proxy Statement describing matters to be considered at the Annual Meeting is attached to this notice.

   We hope you will attend the meeting and vote your shares in person.






                         By Order of the Board of Directors





                         /s/Burlin Coleman             /s/Jean R. Hale
                         Burlin Coleman                Jean R. Hale
                         Chairman of the Board         President & CEO





Pikeville, Kentucky
March 20, 2000

                                 IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE U.S. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT ANY TIME BEFORE YOUR PROXY IS EXERCISED.

                       Community Trust Bancorp, Inc.

                           346 North Mayo Trail
                         Pikeville, Kentucky 41501

                              PROXY STATEMENT

                      Annual Meeting of Shareholders
                         to be held April 25, 2000

                               INTRODUCTION

      This Proxy Statement and accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Community Trust Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, April 25, 2000, at 10:00 a.m. (EDT), at Community Trust Bank, 346 North Mayo Trail, Pikeville, Kentucky, and any adjournments thereof. A copy of the Company's 1999 Annual Report to Shareholders accompanies this Proxy Statement.

      The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited in person, by telephone and other means of communication by directors, officers, and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them, and will pay the reasonable expenses of such persons for forwarding such materials. This Proxy Statement and the accompanying proxy are first being mailed or given to shareholders of the Company on or about March 30, 2000.

                     RECORD DATE AND VOTING SECURITIES

      The Common Stock of the Company ("Common Stock") is the only class of outstanding voting securities. Only holders of Common Stock of record at the close of business on February 29, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 11,028,823 shares of Common Stock outstanding. With respect to the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder will have the right to cast as many votes in the aggregate as equals the number of shares of Common Stock held by the shareholder multiplied by the number of directors to be elected at the Annual Meeting. Each shareholder may cast all of his or her votes for one candidate, or distribute such votes among two or more candidates. Shareholders will be entitled to one vote for each share of Common Stock held of record on the Record Date with regard to any other matters that properly come before the Annual Meeting or any adjournment thereof.

      Each proxy, unless the shareholder otherwise specifies, will be voted in favor of the election of the eight nominees for director named herein and in favor of the ratification of Deloitte & Touche LLP as the Company's independent auditors for the 2000 fiscal year. Where a shareholder has appropriately specified how the proxy is to be voted, it will be voted accordingly. As to any other matter which may properly be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. A shareholder may revoke his or her proxy at any time prior to its exercise. Revocation may be effected by written notice to the Company, by a subsequently dated proxy received by the Company, or by oral revocation in person at the Annual Meeting or any adjournment thereof, or by voting in person at the Annual Meeting or any adjournment thereof.

      A majority of the outstanding shares present in person or by proxy is required to constitute a quorum to transact business at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

                          PRINCIPAL SHAREHOLDERS

      The following table sets forth information as to each shareholder known by the Company to beneficially own more than five percent of the Common Stock as of the Record Date.

          Beneficial Owners                 Amount and Nature        Percent
          Name and Address               of Beneficial Ownership     of Class
          Trust Company of Kentucky, NA         1,214,487(1)           11.0%
          as Fiduciary
          100 East Vine St., Suite 400
          Lexington, Kentucky  40507

(1) The shares indicated are held by Trust Company of Kentucky, NA, a subsidiary of the Company, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Trust Company has sole voting rights with respect to 395,340 shares and no voting rights with respect to 819,147 shares. Trust Company has shared investment power with respect to 89,527 shares and sole investment power with respect to 1,124,960 shares.


                           ELECTION OF DIRECTORS

      The Company's directors are elected at each annual meeting of the shareholders and hold office until the next election of directors or until their successors are duly elected and qualify. The persons named below, all of whom currently serve as directors of the Company, have been nominated for election to serve until the 2001 Annual Meeting of Shareholders. The following table sets forth certain information respecting the persons nominated to be directors of the Company:

                                                                             Amount and
                            Positions                                        Nature of
                            and          Director  Principal                 Beneficial     Percent
Name and Age (1)            Offices *    Since     Occupation (2)            Ownership (3)  of Class
Charles J. Baird; 50        Director     1987      Baird, Baird, Baird          44,000         (4)
                                                   & Jones, P.S.C.,
                                                   Attorneys

Burlin Coleman; 70          Chairman of  1980      Chairman of Board           493,491 (5)     4.5%
                            Board of               of Directors
                            Directors

Nick A. Cooley; 66          Director     1980      President - Unit             38,289         (4)
                                                   Coal Corporation

William A. Graham, Jr.; 63  Director     1990      Chairman of the             119,950 (6)     1.1%
                                                   Advisory Board -
                                                   Fleming County
                                                   Region - Community
                                                   Trust Bank, NA

Jean R. Hale; 53            President,   1993      President & CEO -            67,658 (7)     (4)
                            CEO &                  Community Trust
                            Director               Bancorp, Inc.

                                     3

Steven L. Lawson; 35        Director     1998      President - Mountain            220         (4)
                                                   Enterprises, Inc.

M. Lynn Parrish; 50         Director     1993      President - Knott Floyd      66,660         (4)
                                                   Land Co., Inc.

Ernest M. Rogers; 72        Director     1980      President and General        64,268 (8)     (4)
                                                   Manager - Rogers Petroleum
                                                   Services, Inc.


                    All directors and executive officers as a group            921,642 (9)     8.4%
                    (13 in number, including the above named individuals)

   *   Burlin  Coleman  is also a director of  Community  Trust  Bank,  NA,
Community Trust Bank, FSB and Trust Company of Kentucky, NA. Jean Hale is also a director of Community Trust Bank, NA, Community Trust Funding
Corporation and Trust Company of Kentucky, NA.

  (1)  The ages listed are as of February 29, 2000.

  (2) Each of the nominees has been engaged in the principal occupation specified above for five years or more.

  (3) Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares which that person has the right to acquire beneficial ownership within sixty days. Shares of Common Stock subject to options exercisable within sixty days are deemed outstanding for computing the percentage of class of the person holding such options but are not deemed outstanding for computing the percentage of class for any other person. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares held by them.

  (4)  Less than 1 percent.

  (5)  Includes the following shares beneficially owned by Burlin
       Coleman:  383,234 shares held in trust over which Mr. Coleman has sole voting and investment power; 492 shares held directly by Mr. Coleman;
       and  109,765  shares held in KSOP which Mr. Coleman has the  power  to
       vote.   Excludes 10,611 shares held by Mr. Coleman's wife, over  which
       Mr. Coleman has no voting or investment power.

  (6) Includes 9,035 shares that Mr. Graham may acquire pursuant to options exercisable within sixty days of the Record Date.

  (7) Includes 17,362 shares which Mrs. Hale may acquire pursuant to options exercisable within sixty days of the Record Date and 20,236 shares held in the KSOP, which Mrs. Hale has the power to vote.
       Excludes  6,172  shares held by Mrs. Hale's husband, over  which  Mrs.
       Hale has no voting or investment power.

  (8) Excludes 11,237 shares held by Mr. Rogers' wife, over which Mr. Rogers has no voting or investment power.

  (9) Includes 27,796 shares which may be acquired by all directors and executive officers as a group pursuant to options exercisable within sixty days of the Record Date.

      Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote for the election of each of the nominees listed above. All nominees have indicated a willingness to serve and the Company does not anticipate that any of the above nominees will decline or be unable to serve if elected as a director. However, in the event that one or more of such nominees is unable, unwilling or unavailable to serve, the persons named in the proxy shall have authority, according to their judgment, to vote for such substitute nominees as they, after consultation with the Company's Board of Directors, shall determine. If considered desirable, cumulative voting will be exercised by the persons named in the proxy to elect as many of such nominees as possible.

      The  following  persons  are executive officers  of  Community  Trust
Bancorp,  Inc.   They  are  not nominated to  serve  as  directors.   Their
security ownership is as follows:

                                                        Amount & Nature of      Percent
        Name                 Position                  Beneficial Ownership    of Class
        Mark Gooch           Executive Vice President        6,446 (2)            (1)

        John Shropshire      Executive Vice President        7,814 (3)            (1)

        Ronald M. Holt       Executive Vice President        8,495 (4)            (1)

        William Hickman      Executive Vice President          852 (5)            (1)

        James W. Richardson  Executive Vice President        3,499 (6)            (1)

        (1) Less than 1 percent.
        (2) Includes 2,333 shares which Mr. Gooch may acquire pursuant to options exercisable within sixty days of the Record Date and 3,869 shares held in KSOP, which Mr. Gooch has the power to vote.
        (3) Includes 2,000 shares which Mr. Shropshire may acquire pursuant to options exercisable within sixty days of the Record Date, 3,930 shares held in IRA and 1,763 shares held in KSOP, which Mr. Shropshire has the power to vote. Mr. Shropshire resigned from the Company on February 18, 2000.
        (4) Includes 3,738 shares which Mr. Holt may acquire pursuant to options exercisable within sixty days of the Record Date and 3,547 shares held in KSOP, which Mr. Holt has the power to vote.
        (5) Includes 685 shares held in KSOP, which Mr. Hickman has the power to vote.
        (6) Includes 1,183 shares which Mr. Richardson may acquire pursuant to options exercisable within sixty days of Record Date and 2,316 shares held in KSOP which Mr. Richardson has the power to vote.

               INFORMATION CONCERNING THE BOARD OF DIRECTORS

      Directors of the Company, who are not also officers of the Company, were paid $3,000 per quarter for 1999. Directors who are also officers of the Company did not receive additional compensation for serving as a director.

      The Board of Directors had five meetings during the 1999 fiscal year. The Board has among other committees, Audit and Asset Quality, Compensation and Directors Nominating Committees. All board members were present at every meeting.

      The Audit and Asset Quality Committee consists of  Charles Baird, Nick
Cooley, Ernest M. Rogers, Steven L. Lawson and William A. Graham, Jr.   The
Audit  and  Asset  Quality  Committee met  four  times  during  1999.   The
committee reviews and reports to the Board with respect to various auditing and accounting matters, including the appointment and performance of the independent auditors, the scope of audit procedures, general auditing policy matters and adequacy of internal controls.

      The Compensation Committee consists of Ernest M. Rogers, Charles Baird and Nick Cooley. The Compensation Committee, which met one time during
1999,   reviews  the  compensation  practices  of  the  Company   and   its
subsidiaries.

      The Directors Nominating Committee consists of  Burlin Coleman, Ernest
M.  Rogers, M. Lynn Parrish and Charles Baird.  This committee met once  in
1999.


              INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

      In  the  ordinary  course  of  business,  the  Company,  through  its commercial bank and savings bank, both of which are wholly-owned subsidiaries, has in the past and expects to have in the future, banking transactions, including lending to its directors, officers, principal shareholders and their associates. When these banking transactions are credit transactions they are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's Board of Directors, such transactions do not involve more than the normal risk of collectibility or present any other unfavorable features.

      Mr. Charles Baird, a director of the Company, is a partner in Baird, Baird, Baird, & Jones, P.S.C., a law firm which provided services to the Company and its affiliates during 1999 and will be retained by the Company and its affiliates during the current fiscal year 2000. Approximately
$683,000 in legal fees were paid to Baird, Baird, Baird, & Jones during 1999.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's executive officers and directors and persons who own more than ten percent (10%) of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") as well as to furnish the Company with a copy of such report (the Company is not aware of any beneficial owner of more than 10% of its Common Stock). Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. M. Lynn Parrish had one late filing of SEC Form 4 (statement of changes in beneficial ownership) covering one transaction during 1999.


            EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                      CHANGE-IN-CONTROL ARRANGEMENTS

      As of December 31, 1999, the Company had executed certain termination of employment and change-in-control agreements ("Severance Agreements") with Jean R. Hale, Ronald M. Holt, Mark Gooch, John Shropshire, Jim
Richardson  and  William  Hickman.   Ms.  Hale  and  Mr.  Holt's  Severance
Agreements were executed on January 23, 1999, Mr. Gooch's was executed on January 1, 1997, Mr. Shropshire's was executed on January 21, 1997, Mr. Richardson's was executed on April 15, 1997, and Mr. Hickman's was executed on December 12, 1997. The Severance Agreements were effective for a term equal to the longer of three years or the covered period should a change-in-control of the Company occur during such three year period. The covered period during which the terms and conditions of the Severance Agreements are effective is the period of time following a change-in-control equal to
(i) two years following the occurrence of the change-in-control in the event of an involuntary termination or a voluntary termination following a change in duties, or (ii) the thirteenth month following the change-in-control in the event of a voluntary termination not preceded by a change in duties. A new Severance Agreement was executed on January 1, 2000 for Mark
Gooch  and  John  S.  Shropshire.   Mr. Shropshire  has  since  voluntarily
terminated employment with the Company.

      The Severance Agreements require the payment to the applicable named executive officer of a severance amount in the event of an involuntary or voluntary termination of employment after a change-in-control of the Company during the covered period. The severance amount payable under the Severance Agreement is equal to (i) 2.99 times the named executive officer's base annual salary in the event of involuntary termination, or
2.99 times the named executive officer's base annual salary in the event of a voluntary termination of employment preceded by a change in duties subsequent to a change-in-control of the Company, or (ii) 2.00 times the named executive officer's annual base salary in the event of a voluntary termination of employment not preceded by a change in duties subsequent to a change-in-control of the Company.

      A change-in-control has occurred when (i) any person, including a group under Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the owner of 30% or more of combined voting power of the Company's outstanding securities; (ii) as a result of, or in connection with, any tender offer, exchange offer, merger or other combination, sale of assets or contested election, the persons who were directors of the Company before such transaction(s) shall cease to constitute a majority of the Board of Directors of the Company or successor of the Company; (iii) a tender or exchange offer is made and consummated for the ownership of 30% or more of the combined voting power of the Company's outstanding voting securities; or (iv) the Company transfers substantially all of its assets to another corporation that is not a wholly-owned subsidiary of the Company.

                          EXECUTIVE COMPENSATION

      The following table sets forth the total annual compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and each of the executive officers of the Company whose total cash compensation for the fiscal year ended December 31, 1999 exceeded $100,000.

                        SUMMARY COMPENSATION TABLE

                                         Annual                    Long-Term
                                      Compensation               Compensation

   Name and                         Salary  Bonus (1)  Options (2)        All Other
Principal Position           Year     ($)      ($)         (#)      Compensation (3) ($)
Jean R. Hale (4)             1999  201,154    21,000      20,000            12,571
President, Chief Executive   1998  191,538         0           0            12,158
Officer, and Director        1997  179,231         0      11,172             8,666

Ronald M. Holt               1999  146,962    14,750      10,000             9,919
Executive Vice President     1998  145,289         0           0             9,845
                             1997  136,000         0       9,422             8,404

William Hickman, III (5)     1999  134,615    13,500      20,000             8,277
Executive Vice President     1998  135,000         0           0            10,400
and Secretary                1997   13,000         0           0                 0

Mark Gooch (6)               1999  135,231    15,000      10,000            10,409
Executive Vice President     1998  111,808         0           0             9,169
and Treasurer                1997  103,654         0      27,028            13,768

John Shropshire              1999  114,462    11,500           0             9,028
Executive Vice President     1998  111,808         0           0            13,623
                             1997  100,385         0      26,866             6,805

Jim Richardson (7)           1999  114,242    11,500      21,471             9,485
Executive Vice President     1998  111,946     4,326           0             8,955
                             1997  108,421         0       1,333             8,674


 (1) Bonuses are paid under the senior management incentive plan, which is open to executive officers and affiliate CEO's.  Bonuses are based on earnings per share and return on assets of the Company for executive officers.  (See report of the Compensation Committee)
 (2) The options granted for 1997 were granted under the 1989 Stock Option
     Plan.  The options for 1998 and 1999 were granted under the 1998 Stock
     Option Plan (the "Option Plan").  The Option Plan permits the grant of options to employees of the Company and its subsidiaries whose efforts contribute, or may be expected to contribute materially to the successful performance of the Company .
 (3) Amounts in this column include contributions made by the Company under the Savings and Employee Stock Ownership Plan (the "KSOP Plan") and
     relocation expenses.  For 1999, all amounts listed are KSOP Plan contributions.  For 1998, all amounts listed are KSOP Plan contributions except for Mr. Mark Gooch ($8,961 KSOP Plan) and Mr. John Shropshire
     ($9,291 KSOP Plan, $4,332 relocation).  For 1997, all amounts listed are
     KSOP Plan contributions except for Mr. Mark Gooch ($8,698 KSOP Plan,
     $5,070 relocation).  Participation in the KSOP Plan is available to any employee of the Company or its subsidiaries who has been employed for  one  year, completed 1,000 hours of service and  has  attained the  age of 21 ("Participant").  Participants may contribute 1%  to
     15%  of their annual salary and the Company will contribute 50%  of
     the  Participant's  first 8% of contributions.   The  Company  also
     contributes  a  base  percentage of each  Participant's  salary  as determined annually by the Board of Directors.  For 1997, 1998  and
     1999,  the  Company  made  a  base  contribution  of  4%  of   each
     Participant's annual salary.
 (4) Jean R. Hale became President and Chief Executive Officer on July 1, 1999.
     Prior to that date, Ms. Hale was President and Chief Executive Officer of Community Trust Bank, NA and Executive Vice President of the Company.

                                        7

 (5) William Hickman was employed by the Company on December 12, 1997.
 (6) Mark Gooch was employed by the Company on May 18, 1981 and served as President and CEO of First Security Bank & Trust Co., Whitesburg, KY prior to becoming an executive officer of the Company.
 (7) Jim Richardson was employed by the Company on June 25, 1994 and currently serves as President and CEO of Community Trust Bank, FSB.

      The following table sets forth the information regarding options granted to the named executive officers in 1999.

                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                           Potential Realizable
                                                                             Value at Assumed
                                                                           Annual Rates of Stock
                                 Individual Grants                           Price Appreciation
                                                                             for Option Term (2)

                      Number of
                      Securities    Percent
                      Underlying    of Total
                       Options/   Options/SARs     Exercise
                         SARs      Granted to      or Base
                     Granted (1)    Employees       Price    Expiration
    Name                 (#)      in Fiscal Year    ($/SH)      Date       5% ($)   10% ($)
Jean R. Hale            20,000         19.17%       22.50    7/27/2009    733,003  1,167,184

Ronald M. Holt          10,000          9.59%       22.50    7/27/2009    366,501    583,592

William Hickman, III    20,000         19.17%       22.50    7/27/2009    733,003  1,167,184

Mark Gooch              10,000          9.59%       22.50    7/27/2009    366,501    583,592

John Shropshire              0          0.00%        0.00        N/A        N/A        N/A

Jim Richardson           1,471         20.58%       22.05     2/1/2009     52,834     84,129
                        20,000                      22.50    7/27/2009    733,003  1,167,184

 (1) Options granted under the Senior Management Incentive Plan become exercisable in equal 25% installments beginning one year after the date of the grant and become fully exercisable upon a change in control of the Company. Options granted under Management Retention become exercisable after five years and become fully exercisable upon a change in control of the Company. Options expire if not exercised ten years after the date of the grant.
 (2) These amounts, based on assumed appreciation rates of 5% and 10%, rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Common Stock price. Moreover, these values do not take into consideration the provisions of the options providing for nontransferability, vesting over a period of four years or termination of the options following termination of employment. The amounts shown are pre-tax and assume the options will be held throughout the entire ten year term. Actual gains, if any, are dependent upon the future performance of the Common Stock, as well as the continued employment of the option holder through the vesting periods.

     The following table sets forth the number and value of unexercised options held by the named executive officers of the Company at December 31, 1999. No SARs were held by the named executive officers at December 31, 1999.

            AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-END OPTIONS/SAR VALUES


                                                   Number of
                                                   Securities
                  Shares                    Underlying Unexercised         Value of Unexercised
               Acquired on      Value           Options/SARs at         In-the-Money Options/SARs
               Exercise (#)  Realized ($)     Fiscal Year-End (#)       at Fiscal Year-End ($) (1)

   Name                                   Exercisable  Unexercisable    Exercisable  Unexercisable
Jean R. Hale       2,723         29,490      15,425        53,464          70,139        76,077

Ronald M. Holt         -              -       2,593        42,238           3,149        74,860

Jim Richardson         -              -       1,574        22,440           3,149         1,050

Mark Gooch             -              -       1,414        35,614               -             -

John Shropshire        -              -       1,333        25,533               -             -

William Hickman        -              -           -        20,000               -             -



 (1) Based on the closing price of the Common Stock at December 31, 1999.

                   REPORT OF THE COMPENSATION COMMITTEE

     The principal duties of the Compensation Committee are to review the compensation of executive officers of the Company and make recommendations to the Board for approval. Compensation for executive officers consists of base salary, bonus and stock options under the Option Plan.
     The total compensation package, including base salaries, is set at levels the Compensation Committee believes are sufficient to attract and retain qualified executives. It is the goal of the Compensation Committee to retain quality executives, which will mutually benefit the executive and the Company. The Compensation Committee believes its total compensation package is in line with compensation packages offered by other companies within the Company's peer group of bank holding companies with total consolidated assets of one to three billion dollars. This is not the peer group used to construct the performance graph contained in this proxy statement.
     Bonuses to executive officers are computed under the senior management incentive plan, which is open to all senior executives. The bonuses are based on earnings per share and return on assets of the Company for the executive officers. This is different from the incentive plan available to other employees which is based on individual performance goals set at the beginning of each year.
     Stock options are also computed under the senior management incentive plan, and issued under the Option Plan. Stock options are based on earnings per share adjusted for modifying factors which are different for each senior executive. Stock options are not available to other employees. Stock options may also be issued to senior executives for management retention purposes, which must be approved by the Compensation Committee.
     The salary of Jean R. Hale, the Chief Executive Officer, was not tied to stock performance. The Compensation Committee believes the compensation of the chief executive officer is in line with other companies in its peer group.

     OBRA Deductibility Limitation. The Omnibus Budget Reconciliation Act of 1994 ("OBRA") prohibits the deduction by public companies of compensation of certain executive officers in excess of $1 million, unless certain criteria are met. The Company has determined not to take any action at this time with respect to its compensation plans to seek to meet these criteria.

          Ernest M. Rogers       Charles Baird         Nick Cooley


      During 1999 there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board of Directors' Compensation Committee.

                         COMMON STOCK PERFORMANCE

     The following graph shows the cumulative return experienced by the Company's shareholders during the last five years compared to The NASDAQ Stock Market's National Market and the NASDAQ Bank Index. The graph assumes the investment of $100 on December 31, 1994 in the Company's Common Stock and each index and the reinvestment of all dividends paid during the five year period.

   Comparison of 5 Year Cumulative Total Return among Community Trust Bancorp, Inc., NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks

Fiscal Year Ending December 31 ($)
                                1994   1995   1996   1997   1998   1999
Community Trust Bancorp, Inc.    100     76     99    142    111    108
NASDAQ Stock Market (U.S.)       100    142    174    213    301    543
NASDAQ Bank Stocks               100    149    197    329    327    314





            RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors will request shareholders to ratify its selection of Deloitte & Touche LLP ("Deloitte & Touche"), independent auditors, to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. If shareholders ratify the selection of Deloitte & Touche, the engagement of Deloitte & Touche is expected to begin April 26, 2000. Ernst & Young audited the Company's financial statements from 1996 through 1999. Neither Deloitte & Touche nor
Ernst & Young are expected to have a representative present at the meeting.
The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of Deloitte &
Touche  as  the  Company's independent auditors.  THE  BOARD  OF  DIRECTORS
RECOMMENDS  A  VOTE "FOR" THE RATIFICATION OF THE SELECTION OF  DELOITTE  &
TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                                      11

                           SHAREHOLDER PROPOSALS

     It is currently contemplated that the Company's 2001 Annual Meeting of
Shareholders will be held on or about April 24, 2001.  In the event that  a shareholder desires to have a proposal considered for presentation  at  the
Company's  2001 Annual Meeting of Shareholders and inclusion in  the  Proxy
Statement  for such meeting, the proposal must be forwarded in  writing  to the  Secretary of the Company so that it is received no later than November
21,  2000.   Any  such proposal must comply with the requirements  of  Rule
14(a)-8  promulgated under the Act.  If a shareholder intends to present  a proposal at the 2001 Annual Meeting of Shareholders, but has not sought the inclusion  of such proposal in the Company's proxy, notice of  meeting  and proxy  statement,  such proposal must be received by the Secretary  of  the
Company prior to February 12, 2001 or the Company's management proxies  for the  2001 Annual Meeting will be entitled to use their discretionary voting authority  should such proposal then be raised, without any  discussion  of the matter in the Company's proxy, notice of meeting or proxy statement.

                               MISCELLANEOUS

     The Board of Directors of the Company knows of no other business to be presented to the Annual Meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the proxy. The Board of Directors urges each shareholder who does not intend to be present and to vote at the Annual
Meeting to complete, sign and return the enclosed proxy as promptly as possible.


                                   By Order of the Board of Directors




                                   /s/Burlin Coleman
                                   Burlin Coleman
                                   Chairman of the Board





                                   /s/Jean R. Hale
                                   Jean R. Hale
                                   President & Chief Executive Officer


Pikeville, Kentucky
March 20, 2000



